                                                  UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported):  November 1, 2004

                                                  DILLARD'S, INC.
                              (Exact name of registrant as specified in its charter)

          Delaware                                 1-6140                               71-0388071
    (State or other jurisdiction             (Commission File Number)                     (IRS Employer
          of incorporation)                                                            Identification No.)

       1600 CANTRELL ROAD, LITTLE ROCK, ARKANSAS                                    72201
          (Address of principal executive offices)                                 (Zip Code)

                                                  (501) 376-5200
                               (Registrant's telephone number, including area code)

                                                  Not Applicable
                           (Former name or former address, if changed since last report)

Check the appropriate box below if
the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 1, 2004, Dillard’s, Inc. (“Dillard’s” or the “Company”) and Dillard National Bank, the private label credit card subsidiary of Dillard’s (“DNB”), completed the sale of substantially all of the assets of DNB to GE Consumer Finance (“GE Consumer”) for approximately $1.1 billion, which amount includes the assumption of $400 million of securitization liabilities, the purchase of owned accounts receivable and a premium. Dillard’s and GE Consumer have also formed a long-term marketing and servicing alliance under a Private Label Credit Card Program Agreement having an initial term of ten years. Dillard’s issued a press release announcing the closing of the disposition and the alliance on November 1, 2004. This press release was previously filed as an exhibit on a current report on Form 8-K filed on November 2, 2004 and is incorporated herein by reference.

Item 9. 01 Financial Statements and Exhibits.

(b)     Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Consolidated Financial Information gives effect to the sale of the Company’s private label credit card business and the entering into of a long-term marketing and servicing alliance (the “Transaction”) with GE Consumer. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information is derived from the unaudited consolidated balance sheet of the Company as of July 31, 2004 and assumes the Transaction was consummated on July 31, 2004 (as of the last day of the six month period ended July 31, 2004). The Unaudited Pro Forma Consolidated Statements of Operations Information gives effect to the disposition of the private label credit card business for the six month period ended July 31, 2004 and for the fiscal year ended January 31, 2004 as if the disposition occurred on February 2, 2003 (as of the first day of the Company’s 2003 fiscal year).

The Unaudited Pro Forma Condensed Consolidated Financial Information is presented for illustrative purposes only, and therefore is not necessarily indicative of the operating results and financial position that might have been achieved had the transaction occurred as of an earlier date, nor is the information necessarily indicative of operating results and financial position that may occur in the future. The Unaudited Pro Forma Condensed Consolidated Financial Information is prepared utilizing the general assumptions that it is no longer necessary to report any of the accounts receivable balances nor is it necessary to report the Transaction as a discontinued operation. The Company is still in the process of finalizing its accounting treatment for the Transaction.

The Unaudited Pro Forma Condensed Consolidated Financial Information does not reflect the use of the net cash proceeds on the Company’s ongoing results of operations and its future financial position. The Company anticipates that the net cash proceeds will be used to reduce debt outstanding, repurchase its common stock and for other general corporate purposes.

Under the long-term marketing and servicing alliance, GE Consumer will provide a range of services, including marketing support and customer care, to the cardholders. As part of the alliance, the Company and GE Consumer will share in the income generated by the long-term marketing and serving alliance.

The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with the historical consolidated financial statements and notes thereto in (1) the Annual Report on Form 10-K for the year ended January 31, 2004 and (2) the Quarterly Reports on Form 10-Q for the periods ended May 1, 2004 and July 31, 2004.

Forward-looking Statements

The foregoing contains certain “forward-looking statements” within the definition of federal securities laws. Statements made in this report regarding the Company’s anticipated use of proceeds from the Transaction and the anticipated sharing of income under the long-term marketing and servicing alliance are forward-looking statements. The Company cautions that forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, contained in this report are based on estimates, projections, beliefs and assumptions of management at the time of such statements and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise. Forward-looking statements of the Company involve risks and uncertainties and are subject to change based on various important factors. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements made by the Company and its management as a result of a number of risks, uncertainties and assumptions. Representative examples of those factors (without limitation) include general retail industry conditions and macro-economic conditions; economic and weather conditions for regions in which the Company’s stores are located and the effect of these factors on the buying patterns of the Company’s customers; the performance of the related credit card portfolio and the resulting effect on the income shared under the long-term marketing and servicing alliance; the impact of competitive pressures in the department store industry and other retail channels including specialty, off-price, discount, internet, and mail-order retailers; potential disruption from terrorist activity; world conflict and the possible impact on consumer spending patterns; and other economic and demographic changes of similar or dissimilar nature.

_________________

Unaudited Pro Forma Condensed Consolidated Balance Sheet Information

(Amounts in Thousands)

                                                                                     Pro Forma       Pro Forma
                                                                   July 31, 2004    Adjustments     July 31, 2004

ASSETS
Current Assets:
  Cash and cash equivalents                                  $         82,787      $ 604,914         (1)  $ 687,701
  Accounts receivable                                               1,036,566     (1,036,156)        (2)        410
  Merchandise inventories                                           1,723,319              -              1,723,319
  Other current assets                                                 32,334           (419)        (2)     31,915
                                                              ---------------------------------------   -------------
   Total current assets                                             2,875,006       (431,661)             2,443,345
                                                              ---------------------------------------   --------------

Property and Equipment                                              3,146,779         (2,242)       (2)    3,144,537
Goodwill                                                               36,731                                 36,731
Other Assets                                                          171,485           (866)       (2)      170,619
                                                              ---------------------------------------   --------------
Total Assets                                                   $    6,230,001      $ (434,769)        $    5,795,232

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Trade accounts payable and accrued expenses                    $       731,389     $  1,589         (3)      732,978
Other short term borrowings                                            122,000     (122,000)        (4)           -
Current portion of long-term debt and capital lease
obligations                                                         257,184           -                   257,184
Federal and state income taxes                                         113,566       30,831         (5)       30,831

                                                              ---------------------------------------------------------
    Total current liabilities                                        1,224,139      (89,580)               1,134,559
                                                              ---------------------------------------------------------

Long-term Debt & Capital Lease Obligations                           1,772,223     (400,000)        (6)    1,372,223
Other Liabilities                                                      150,407         -                     150,407
Deferred Income Taxes                                                  616,328         -                     616,328

Guaranteed Preferred Beneficial Interests in the                                                                  -
Company's Subordinated Debentures                                      200,000         -                     200,000

                                                                                                                  -
Stockholders' Equity:                                                                                             -
  Common Stock                                                           1,174         -                       1,174
  Additional paid-in capital                                           722,740         -                     722,740
  Accumulated other comprehensive loss                                 (11,281)        -                     (11,281)
  Retained earnings                                                  2,222,659     54,811            (7)   2,277,470
  Less treasury stock, at cost                                       (668,388)         -                    (668,388)
                                                              ---------------------------------------------------------
Stockholders' equity                                                2,266,904      54,811                   2,321,715
                                                              ---------------------------------------------------------
Total Liabilities and Stockholders' Equity                     $    6,230,001   $(434,769)             $    5,795,232
                                                                =======================================================

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Information:

(1)	To reflect the cash proceeds, net of the required payment of the short-term credit card financing conduit, resulting from the transaction assuming the transaction closed on July 31, 2004

(2)

To reflect the removal of the assets of the Company’s private label credit card business, including proprietary credit card receivable, prepaid services, property and equipment and the elimination of deferred financing costs associated with the assumption of the Company’s credit card receivable financing conduit.

(3)	To reflect the accrual of certain transaction costs, net of the removal of assumed liabilities of the Company’s private label credit card business.

(4)	To reflect the required payment of the outstanding balance of the Company’s credit card financing conduit.

(5)

To reflect estimated currentand deferred income taxes payable related to the transaction. (6) To reflect the assumption of the long-term credit card financing conduit by GE Consumer. (7) To reflect the estimated after-tax gain on the transaction.

Dillard’s, Inc.

Unaudited Pro Forma Consolidated Statement of Operations Information(Amounts
in Thousands, Except Per Share Data)

                                                                                                        Pro Forma
                                          Six Month Ended   Remove Historical      Pro Forma         Six Month Ended
                                           July 31, 2004       Amounts (1)        Adjustments         July 31, 2004
                                        ---------------------------------------------------------   -------------------

Net Sales                                 $3,525,775        $         -           $          -             $3,525,775
Service Charges, Interest, and Other         116,159            (99,790)                 37,315                53,684
                                        ---------------------------------------------------------   -------------------
                                           3,641,934            (99,790)                 37,315             3,579,459
                                        ---------------------------------------------------------   -------------------
  Cost of sales                            2,333,346                  -                  (7,337) (3)        2,326,009
  Advertising, selling, administrative
    and general expenses                   1,009,908          (32,313)                   (3,743) (3)          973,852
  Depreciation and amortization              148,486             (284)                        -               148,202
  Rentals                                     26,658                -                         -                26,658
  Interest and debt expense                   75,518           (7,627)                        -                67,891
  Impairment charges                           4,680                -                         -                 4,680
                                        ---------------------------------------------------------   -------------------
                                           3,598,596          (40,224)                  (11,080)            3,547,292
                                        ---------------------------------------------------------   -------------------
Income Before Income Taxes                    43,338          (59,566)                   48,395                32,167
Income Taxes                                  15,605          (21,444)                   17,422  (4)           11,583
                                        ---------------------------------------------------------   -------------------
Net income                                   $27,733          (38,122)                  $30,973               $20,584
                                         =========================================================   ===================

Earnings Per Share:
Basic                                                 $0.33                                                      $0.25
Diluted                                                0.33                                                       0.24

Notes to Pro Forma Consolidated Statement of Operations Information:

(1)

To reflect the removal of the historical operating results of the Company’s private label credit card business, including finance charge income and fees, operating expenses, interest associated with the assumed debt, and the associated tax effect at the Company’s annual effective tax rate of 36%.

(2)	To reflect the estimated ongoing revenue earned under the long-term marketing and servicing alliance entered into with GE Consumer.

(3)	To reflect the estimated reimbursement of costs under the long-term marketing and servicing alliance entered into with GE Consumer.

(4)	To reflect the tax effect of the above items at the Company’s annual effective income tax rate of 36%.

Dillard’s, Inc.

Unaudited Pro Forma Consolidated Statement of Operations Information(Amounts
in Thousands, Except Per Share Data)

                                                                                                         Pro Forma
                                            Year Ended       Remove Historical      Pro Forma            Year Ended
                                         January 31, 2004       Amounts (1)        Adjustments        January 31, 2004
                                        ---------------------------------------------------------   ---------------------

Net Sales                               $7,598,934         $         -          $            -              $7,598,934
Service Charges, Interest, and Other       264,734            (211,688)            71,546        92)           124,592
                                        ---------------------------------------------------------   ---------------------

                                         7,863,668            (211,688)            71,546                    7,723,526
                                        ---------------------------------------------------------   ---------------------
  Cost of sales                         5,170,173                  -              (15,542)       (3)         5,154,631
  Advertising, selling, administrative
    and general expenses                2,097,947            (88,885)             (8,748)        (3)         2,000,314
  Depreciation and amortization           290,661               (407)                -                         290,254
  Rentals                                  64,101                  -                 -                          64,101
  Interest and debt expense               181,065            (13,973)                -                         167,092
  Impairment charges                       43,727                 -                  -                          43,727
                                        ---------------------------------------------------------   ---------------------
                                        7,847,674          (103,265)            (24,290)                     7,720,119
                                        ---------------------------------------------------------   ---------------------
Income Before Income Taxes                 15,994          (108,423)              95,836                         3,407
Income Taxes                                6,650           (39,032)              34,501        (4)              2,119
                                        ---------------------------------------------------------   ---------------------
Net income                                 $9,344          ($69,391)             $61,335                        $1,288
                                        =========================================================   =====================

Earnings Per Share:
Basic                                       $0.11                                                                $0.02
Diluted                                      0.11                                                                 0.02

Notes to Pro Forma Consolidated Statement of Operations Information:

(1)      To reflect the removal of the historical operating results of the Company's private label credit card business, including finance charge income and fees, operating expenses, interest associated with the assumed debt, and the associated tax effect at the Company's annual effective tax rate of 36%.
(2)      To reflect the estimated ongoing revenue earned under the long-term marketing and servicing alliance entered into with GE Consumer.
(3)      To reflect the estimated reimbursement of costs under the long-term marketing and servicing alliance entered into with GE Consumer.
(4)      To reflect the tax effect of the above items at the Company's annual effective income tax rate of 36%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       November 5, 2004                   THE DILLARD'S, INC.

                                               By:  /s/ James I. Freeman
                                                    -----------------------------------------
                                                    Name:    James I. Freeman
                                                    Title:   Senior Vice-President and Chief
                                                    Financial Officer